UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2017
Date of Report (Date of earliest event reported)
_____________________

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2017, at the Annual Meeting (the "Annual Meeting") of stockholders of Huron Consulting Group Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Huron Consulting Group Inc. 2012 Omnibus Incentive Plan (as amended and restated, the "Plan") to, among other things, increase the number of shares authorized for issuance under the Plan by 804,000, as further described in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2017 (the "Proxy Statement"). The Plan had been approved previously, subject to stockholder approval, by the Board of Directors of the Company (the "Board of Directors").
A summary of the Plan was included as part of Proposal 2 in the Proxy Statement. The summary of the Plan contained in the Proxy Statement is qualified by and subject to the full text of the Plan included as Appendix A to the Proxy Statement and attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 5, 2017, and a total of 20,070,132 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of two Class I members of the Board of Directors to serve terms ending at the Company’s 2020 Annual Meeting; (ii) the approval of an amendment and restatement of the Plan to, among other things, increase the number of shares authorized for issuance under the Plan; (iii) an advisory vote on the approval of the compensation of the Company’s named executive officers; (iv) an advisory vote on the frequency of the advisory stockholder vote to approve the compensation of the Company's name executive officers; and (v) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The following is a summary of the voting results for each matter presented to stockholders.
Proposal No. 1 - Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
H. Eugene Lockhart	17,815,941	713,309	1,540,882
George E. Massaro	17,728,477	800,773	1,540,882
The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: John S. Moody, Debra Zumwalt, James D. Edwards, John McCartney, and James H. Roth.
Proposal No. 2 - To approve the Company's Amended and Restated 2012 Omnibus Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
17,256,691	1,267,959	4,600	1,540,882
Proposal No. 3 - An advisory vote on the approval of executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
18,354,658	170,760	3,832	1,540,882
Proposal No. 4 - An advisory vote on the frequency of the advisory stockholder vote to approve executive compensation.

One Year	Two Years	Three Years	Shares Abstain	Broker Non-Votes
15,966,958	2,991	2,554,637	4,664	1,540,882
Proposal No. 5 - To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
19,848,108	209,809	12,215	—

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1
Huron Consulting Group Inc. 2012 Omnibus Incentive Plan, as amended and restated effective May 1, 2017 (included as Appendix A to Huron Consulting Group Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2017, Commission File No. 000-50976, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 11, 2017	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer